                                                                    Exhibit 10.2
                                                                    ------------

                             STOCKHOLDER AGREEMENT


     This STOCKHOLDER AGREEMENT, dated as of June 20, 1998 (this "Agreement"), is made and entered into between Sterling Software, Inc., a Delaware corporation ("Parent"), and International Business Machines Corporation, a New York corporation ("Stockholder").

                                   RECITALS:

     A. Parent, Sterling Software (Southern), Inc., a Georgia corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Synon Corporation, a Delaware corporation ("Company"), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Company will merge with and into Merger Sub (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement. Except as otherwise defined herein, terms used herein with initial capital letters have the respective meanings ascribed thereto in the Merger Agreement.

     B. As of the date hereof, Stockholder beneficially owns and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of capital stock of Company ("Capital Stock") set forth opposite Stockholder's name on Schedule A hereto (such shares of Capital Stock, together with any other shares of capital stock of Company, the beneficial ownership of which is acquired by Stockholder during the period from and including the date hereof through and including the date on which this Agreement terminates, are collectively referred to herein as Stockholder's "Subject Shares").

     C. As a condition and inducement to Parent's willingness to enter into the Merger Agreement, Parent has requested that Stockholder agree, and Stockholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement and the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                VOTING AGREEMENT

        Section 1.1     Agreement to Vote Shares. During the period from
                        ------------------------
and including the date hereof through and including the earliest of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated pursuant to Section 8.1 thereof, and (iii) September 30, 1998, at any meeting of the stockholders of Company called to consider and vote upon the adoption of the Merger Agreement (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of the adoption of the Merger Agreement by written consent of stockholders of Company, Stockholder shall vote or cause to be voted (including by written consent, if applicable) all of Stockholder's Subject Shares in favor of the adoption of the Merger Agreement and in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at any such meeting or made the subject of any such written consent, as applicable.

        Section 1.2   Irrevocable Proxy.
                      -----------------

                (a) Grant of Proxy. STOCKHOLDER HEREBY APPOINTS PARENT AND ANY
                    --------------
DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT PURSUANT TO THE PROVISIONS OF SECTION 212 OF THE DELAWARE GENERAL CORPORATION LAW, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO STOCKHOLDER'S SUBJECT SHARES IN ACCORDANCE WITH SECTION 1.1 HEREOF. THIS PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF STOCKHOLDER UNDER THIS AGREEMENT. STOCKHOLDER AFFIRMS THAT THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. STOCKHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY.

                (b) Other Proxies Revoked. Stockholder represents that any
                    ---------------------
proxies heretofore given in respect of Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.


                                  ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

        Section 2.1     Certain Representations and Warranties of the
                        ---------------------------------------------
Stockholder. Stockholder represents and warrants to Parent as follows:
-----------

                (a) Ownership. Except as specified on Schedule A hereto,
                    ---------
Stockholder is the sole record and beneficial owner of the number of shares of Capital Stock set forth opposite Stockholder's name on such Schedule A and has full and unrestricted power to dispose of and to vote such shares of Capital Stock. Stockholder does not own any securities of Company on the date hereof other than the shares of Capital Stock set forth on such Schedule A and the options to purchase shares of Capital Stock set forth on such Schedule A.

                (b) Due Authorization. Stockholder has all requisite power and
                    -----------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and, assuming that this Agreement constitutes the valid and binding obligation of Parent, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

                (c) No Conflicts. The execution and delivery of this Agreement
                    ------------
do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, a right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Stockholder, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of Stockholder to perform Stockholder's obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

        Section 2.2     Representations and Warranties of Parent. Parent hereby
                        ----------------------------------------
represents and warrants to Stockholder that:

                (a) Due Authorization. Parent has all requisite corporate power
                    -----------------
and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming that this Agreement constitutes the valid and binding obligation of Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

                (b) No Conflicts. The execution and delivery of this Agreement
                    ------------
do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Parent, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of Parent to perform its obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

                                  ARTICLE III

                               CERTAIN COVENANTS

        Section 3.1     Certain Covenants of Stockholder.
                        --------------------------------

                (a) Restriction on Transfer of Subject Shares, Proxies and
                    ------------------------------------------------------
Noninterference. During the period from and including the thirtieth calendar day
---------------
immediately preceding the Effective Time through and including the earliest of
(i) the Effective Time, (ii) the date on which the Merger Agreement is terminated pursuant to Section 8.1 thereof, and (iii) September 30, 1998 (the "Restricted Period"), Stockholder shall not directly or indirectly (except pursuant to the terms of this Agreement or the Merger Agreement and for any transfer to a wholly owned subsidiary of Stockholder that agrees in a writing delivered to Parent to be bound by the provisions hereof), offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including in the case of Preferred Shares, by reason of conversion thereof into Common Shares), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (including in the case of Preferred Shares, by reason of conversion thereof into Common Shares), any or all of Stockholder's Subject Shares. During the period from and including the date hereof through and including the last day of the Restricted Period, no Stockholder shall, directly or indirectly (i) except pursuant to the terms of this Agreement, grant any proxies or powers of attorney, deposit any of Stockholder's Subject Shares into a voting trust or enter into a voting agreement with respect to any of Stockholder's Subject Shares or (ii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of Stockholder to perform Stockholder's obligations under this Agreement or preventing or delaying the consummation of any of the transactions contemplated hereby.

                (b) Tax Treatment. Stockholder shall not take any position on
                    -------------
any federal, state or local income tax return, or take any other action or reporting position, that is inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), unless otherwise required pursuant to a "determination" (as defined in Section 1313(a)(1) of the Code).

                (c) Cooperation. Stockholder shall use reasonable efforts to
                    -----------
cooperate with Parent and Company in connection with their respective efforts to fulfill the conditions to the Merger set forth in Article VII of the Merger Agreement.

                (d) Consents and Waivers. Stockholder hereby represents and
                    --------------------
warrants to Parent that, except for the specific provisions of specific agreements referred to below, Stockholder is not aware of any contract or agreement between Stockholder and Company or Stockholder and any other Principal Stockholder that would conflict with or be breached by reason of the execution, delivery or performance of this Agreement or the Merger Agreement. Without limiting the generality or effect of the foregoing, Stockholder hereby (i) irrevocably waives any and all claims and causes of action that might otherwise exist with respect to the manner in which the aggregate consideration to holders of Capital Stock provided for in the

Merger Agreement has been allocated pursuant to the Merger Agreement among the various classes and series of Capital Stock, (ii) agrees that, following any purchase by Parent of all of Stockholder's Subject Shares (pursuant to the Merger), Stockholder will not assert or seek to exercise any rights that it might have under the First Amended and Restated Stockholders Agreement dated August 28, 1992 among Company and certain stockholders of Company, as subsequently amended and restated (the "Pre-Existing Stockholder Agreement"),
(iii) irrevocably waives all rights under Sections 8.01 and 8.02 of the Stock Purchase Agreement dated as of August 28, 1992 between Company and Stockholder, as amended on May 28, 1997 (the "Series E Preferred Stock Purchase Agreement"), that it might otherwise have as a result of the execution, delivery or performance of the Merger Agreement by Parent, Merger Sub and Company or the consummation of the transactions contemplated thereby (and any and all claims and causes of action that might otherwise exist with respect thereto), (iv) agrees that it will not assert or seek to exercise any rights that it might have under Sections 7.16 and 8.01 of the Series E Preferred Stock Purchase Agreement during the period from and including the date hereof through and including the date on which this Agreement terminates, and (v) assigns, transfers and conveys to Parent all rights that Stockholder might have under Section 8.01 of the Series E Preferred Stock Purchase Agreement.

                (e) Releases. Stockholder hereby fully, unconditionally and
                    --------
irrevocably releases, effective as of the Effective Time, any and all claims and causes of action that Stockholder has or may have against Company or any of its Subsidiaries or any present or former director, officer, employee or agent of Company or any of its Subsidiaries (collectively, the "Released Parties") arising solely out of (i) Stockholder's ownership of Subject Shares (including any and all claims and causes of action based upon any alleged breach of fiduciary duty), (ii) the Series E Preferred Stock Purchase Agreement, or (iii) the Pre-Existing Stockholder Agreement.

                (f) Restrictions on Transfer of Shares of Parent Common Stock.
                    ---------------------------------------------------------
Stockholder shall not sell, transfer or otherwise dispose of any shares of Parent Common Stock issued to Stockholder upon the consummation of the Merger in exchange for Subject Shares ("Parent Shares") except (i) pursuant to an effective registration statement under the Securities Act or (ii) as permitted by, and in accordance with, Rule 144 or any other applicable exemption from registration under the Securities Act. Stockholder hereby acknowledges that, except as expressly provided in the Merger Agreement, Parent is under no obligation to register the sale, transfer or other disposition of any such Parent Shares under the Securities Act or to take any other action necessary for the purpose of making an exemption from registration thereunder available. In addition (except for transfers of Parent Shares to a wholly owned subsidiary of Stockholder that agrees in a writing delivered to Parent to be bound by the provisions hereof), from and after the Effective Time, Stockholder shall not sell, transfer or otherwise dispose of any Parent Shares beneficially owned by it (including any Parent Shares received by it in connection with the Merger) until after such time as financial results covering at least 30 days of combined operations of Company and Parent have been published by Parent in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes such combined financial results; provided, however, that the provisions of this sentence shall lapse and cease to be of any force or effect at the close of business on December 31, 1998. Stockholder acknowledges that Parent will issue stop transfer instructions to its transfer agent with respect to the Parent Shares and that a restrictive legend will be placed on certificates delivered to me evidencing the Parent Shares in substantially the following form:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN CONNECTION WITH A MERGER WHICH IS BEING ACCOUNTED FOR AS A POOLING OF INTERESTS. THE SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (I) UNTIL THE EARLIER OF DECEMBER 31, 1998 AND SUCH TIME AS STERLING SOFTWARE, INC. SHALL HAVE PUBLISHED FINANCIAL RESULTS COVERING AT LEAST 30 DAYS OF COMBINED OPERATIONS AFTER THE EFFECTIVE TIME OF SUCH MERGER AND (II) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT. REFERENCE IS MADE TO THAT CERTAIN STOCKHOLDER AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND THE ISSUER, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICE OF STERLING SOFTWARE, INC., WHICH CONTAINS FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY."

The restrictive legend set forth above will be removed by delivery of substitute certificates without such legend as follows: (i) the restrictions included therein relating to compliance with the Securities Act will be so removed when such restrictions are no longer required for purposes of assuring compliance with the Securities Act, (ii) the first sentence thereof and the restrictions therein relating to pooling of interest accounting treatment will be so removed following the close of business on December 31, 1998 or when no longer required for purposes of assuring compliance with the requirements for qualification of the Merger for pooling of interest accounting treatment, whichever is earlier, and (iii) the last sentence thereof will be so removed when the last of the other provisions thereof have been so removed. In each such event, Parent will also modify or rescind the stop transfer instructions referred to above in a consistent manner.


                                  ARTICLE IV

                                 MISCELLANEOUS

        Section 4.1 Fees and Expenses. Each party hereto shall pay its own
                    -----------------
expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

        Section 4.2 Amendment and Term. This Agreement may not be amended except
                    ------------------
by an instrument in writing signed on behalf of each of the parties hereto. Notwithstanding anything to the contrary herein contained, upon the earliest to occur of (i) the Effective Time, (ii) any termination of the Merger Agreement pursuant to Section 8.1 thereof, and (iii) September 30, 1998, this Agreement and the proxy granted pursuant to Section 1.2 shall immediately terminate and shall thereupon cease to have any further force or effect; except that (x) no such termination will relieve any party hereto of any liability for any breach hereof occurring prior to such termination and (y) the provisions of Sections 3.1(d), 3.1(e) and 3.1(f) and this Article IV shall survive any termination hereof that occurs by reason of the occurrence of the Effective Time and continue to be in full force and effect in accordance with their terms.

        Section 4.3 Extension; Waiver. Any agreement on the part of a party to
                    -----------------
waive any provision of this Agreement, or to extend the time for any performance hereunder, shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

        Section 4.4 Entire Agreement; Third-Party Beneficiaries. This Agreement
                    -------------------------------------------
constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and is not intended to confer upon any person other than the parties any rights or remedies; provided, however, that the provisions of Sections 3.1(d) and 3.1(e) are intended to inure to the benefit of, and to be enforceable by, the Released Parties.

        Section 4.5 Governing Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

        Section 4.6 Notices. All notices, requests, claims, demands and other
                    -------
communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier (providing proof of delivery), in the case of the Stockholder, to the address set forth on Schedule A hereto or, in the case of Parent, to the address set forth below (or, in each case, at such other address as shall be specified by like notice).

                                 Sterling Software, Inc.
                                 300 Crescent Court
                                 Suite 1200
                                 Dallas, Texas 75201
                                 Attention:  Don J. McDermett, Jr.
                                 Telecopy:  (214) 981-1265
                         with a copy (which shall not constitute notice) to:

                                 Jones, Day, Reavis & Pogue
                                 2300 Trammell Crow Center
                                 2001 Ross Avenue
                                 Dallas, Texas  75201
                                 Attention:  Mark E. Betzen, Esq.
                                 Telecopy:  (214) 969-5100

        Section 4.7 Assignment. Neither this Agreement nor any of the rights,
                    ----------
interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise (except in connection with a transfer of Subject Shares to a wholly owned subsidiary of Stockholder that agrees in a writing delivered to Parent to be bound by the provisions hereof), by Stockholder without the prior written consent of Parent, and any such assignment or delegation that is not consented to shall be null and void. This Agreement, together with any rights, interests, or obligations of Parent hereunder, may be assigned or delegated, in whole or in part, by Parent without the consent of or any action by Stockholder upon notice by Parent to Stockholder affected thereby as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns (including without limitation any person to whom any Subject Shares are sold, transferred or assigned).

        Section 4.8 Further Assurances. Stockholder and Parent shall execute and
                    ------------------
deliver all other documents and instruments and take all other action that may be reasonably necessary in order to effectuate the provisions hereof and to consummate the transactions provided for herein. A copy of a draft of the Merger Agreement, dated June 18, 1998, was furnished to Stockholder in connection with the execution and delivery of this Agreement. Parent hereby covenants that the Merger Agreement that is actually executed and delivered by the parties thereto will not include any revisions to Article II or Section 6.15 thereof that are adverse to Stockholder.

        Section 4.9 Enforcement. Irreparable damage would occur in the event
                    -----------
that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware), this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto (i) shall submit itself to the personal jurisdiction of the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware).

        Section 4.10 Severability. Whenever possible, each provision or portion
                     ------------
of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

        Section 4.11 Counterparts. This Agreement may be executed in one or more
                     ------------
counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

                           [signature page follows]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the day and year first written above.

                                     STERLING SOFTWARE, INC.


                                     By: /s/ Don J. McDermett, Jr.
                                         ---------------------------------
                                         Don J. McDermett, Jr.
                                         Senior Vice President and
                                         General Counsel


                                     INTERNATIONAL BUSINESS MACHINES CORPORATION


                                     By: /s/ Suzanne C. Lewis
                                         ---------------------------------
                                         Suzanne C. Lewis
                                         Corporate Development Consultant

                                   SCHEDULE A

                                                                  Total No. of
                                                   Total No. of      Common
                                                     Series E        Shares
                                                    Preferred      Subject to
                                                      Shares        Options
                                                   Beneficially   Beneficially
Name and Address of Stockholder                       Owned          Owned
-------------------------------                    ------------   ------------
International Business Machines                        1,666,667      -0-
 Corporation
1 New Orchard Road
Armonk, New York  10504
Attention:  Donald Westfall
            Associate General Counsel